UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

October 2, 2012
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
----------------------------------------------------	---------------------------------------------
Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
---------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

This is the first page of a 4 page document

Contact:
Susan Spilka, Wiley
201-748-6147
sspilka@wiley.com

Item 1.01   Wiley to Acquire Deltak.edu, LLC, Leading Provider of Online Degree Program Services

Acquisition will add scalable capabilities and expertise and open up adjacent markets

Hoboken, N.J. – October 2, 2012 – John Wiley & Sons, Inc. (NYSE: JWa, JWb), a global provider of content and workflow solutions in areas of scientific, technical, medical, and scholarly research; professional development; and education announced today that it has agreed to acquire Deltak.edu, LLC, a privately held Chicago-based leader in higher education and online learning services, for $220 million.  The acquisition, which is expected to close by the end of October, will significantly accelerate Wiley’s digital learning strategy and diversify the company’s service offerings to include operational and academic solutions for higher education institutions.  For the fiscal year ended September 2012, Deltak’s revenue was $54 million.  Deltak will contribute solid growth to both Wiley’s Global Education business and Wiley overall.

Deltak is a high-growth company that works in close partnership with leading colleges and universities to develop and support fully online degree and certificate programs.  The business, founded in 1997, provides technology platforms and services including market research validating program demand, instructional design, marketing, and student recruitment and retention services to leading national and regional colleges and universities throughout the United States to achieve strategic outcomes with online and hybrid program offerings. Today, Deltak supports more than 100 online programs.

A growing number of colleges and universities are looking to enter, expand, and succeed in the online education market.  These same institutions often lack the required experience, expertise, and dedicated resources to move rapidly and successfully.  Institutions choose to partner with Deltak for their proven model, extensive capabilities, deep experience in higher education, and cultural alignment.  The partnership with Deltak allows institutions to achieve strategic objectives by launching online programs, increasing enrollments, and extending their brand with minimal risk and investment.

“The acquisition of Deltak will extend Wiley’s Global Education trajectory into a high-growth segment of the market and bring additional expertise to the organization in such areas as curriculum design, student recruitment services, and next generation technology solutions,” said Joseph Heider, Wiley’s Senior Vice President, Global Education.  “We will leverage Wiley's publishing assets, student and instructor workflow applications, institutional relationships, and market expertise to add a competitive advantage to Deltak's current offerings and develop new products and services for the higher education market.  We’ll also expand our online learning services to universities worldwide and create opportunities for Deltak’s partners to increase their reach to the global markets we serve.”

Stephen M. Smith, Wiley’s President and Chief Executive Officer, added, “The exciting combination of Wiley and Deltak provides an opportunity for us to serve the growing needs of a wide range of customers in Higher Education around the world. Looking ahead, it will provide us with a platform for transformative institutional products and services that will benefit customers across Wiley, including professionals, scholarly society customers, and higher education institutions.”

”We are very excited to join the John Wiley & Sons, Inc., family,” said Craig Pines, Deltak’s President and Chief Executive Officer.  “Wiley’s scale, digital assets, and international reach will substantially enhance the value we can deliver to our university partners and allow us to accelerate our growth strategies and reach new markets.  Of equal importance, our cultures are closely aligned as people-focused organizations with a strong desire to develop our colleagues into leaders.”

Deltak is located in Chicago, Orlando, and Denver.  The Company’s 300+ colleagues will become part of Wiley after the closing.   Lazard Middle Market served as financial advisor to Deltak.

Wiley Global Education’s mission is to help teachers teach and students learn.  The company provides personalized content, tools, and services that deliver demonstrable results to students and faculty at two- and four-year colleges and universities, for-profit career colleges, and advanced-placement classes globally, as well as secondary schools in Australia.  In addition to its print and digital textbooks programs, the company offers a variety of cost-effective, flexible print and digital solutions, including customizable solutions and WileyPLUS, a research-based, online environment for effective teaching and learning.

About Deltak
Deltak is where academics and innovation converge. As an industry leader in higher education and online learning for more than 15 years, Deltak unites top academic programs with innovative online solutions; assisting academic institutions in expanding the educational experience to students beyond the traditional campus. Deltak offers a comprehensive spectrum of services to each campus: collaboration with faculty in the development of online programs, implementation of integrated admissions processes, industry-leading marketing strategies, personalized student services to positively impact persistence and graduation rates, and alumni services that reinforce the mission of each partner. Together, Deltak and its partners succeed in bringing unique online programs to the increasingly dynamic higher education market. For more information about Deltak, visit www.deltak-innovation.com

About Wiley
Founded in 1807, John Wiley & Sons, Inc., has been a valued source of information and understanding for more than 200 years, helping people around the world meet their needs and fulfill their aspirations. Wiley and its acquired companies have published the works of more than 450 Nobel laureates in all categories: Literature, Economics, Physiology or Medicine, Physics, Chemistry, and Peace.

Wiley is a global provider of content and content-enabled workflow solutions in areas of scientific, technical, medical, and scholarly research; professional development; and education. Our core businesses produce scientific, technical, medical, and scholarly journals, reference works, books, database services, and advertising; professional books, subscription products, certification and training services and online applications; and education content and services including integrated online teaching and learning resources for undergraduate and graduate students and lifelong learners. Wiley's global headquarters are located in Hoboken, New Jersey, with operations in the U.S., Europe, Asia, Canada, and Australia. The Company's Web site can be accessed at http://www.wiley.com. The Company is listed on the New York Stock Exchange under the symbols JWa and JWb.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Stephen M. Smith
Stephen M. Smith
President and Chief Executive Officer

By	/s/ Ellis E. Cousens
Ellis E. Cousens
Executive Vice President and
Chief Financial & Operations Officer

Dated: October 2, 2012